Exhibit 10.4

ACTIQ SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (“Agreement”) is entered into this 1st day of February, 2006, by and between CEPHALON, INC., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 41 Moores Road, Frazer, Pennsylvania, the UNIVERSITY OF UTAH RESEARCH FOUNDATION, a nonprofit corporation organized and existing under the laws of the State of Utah, having its principal place of business at 615 Arapeen Dr., Suite 310, Salt Lake City, Utah, on the one hand, and BARR LABORATORIES, INC., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 400 Chestnut Ridge Road, Woodcliff Lake, New Jersey.

WHEREAS, United States Patent No. 4,863,737 (“the ‘737 Patent”), entitled “Compositions and Methods of Manufacture of Compressed Powder Medicaments,” was issued on September 5, 1989 by the United States Patent and Trademark Office to Theodore H. Stanley and Brian Hague, was assigned to the University of Utah, and was subsequently assigned to the UURF, which owns all right and title to the ‘737 Patent and has the right to sue for and obtain equitable relief and damages for infringement. The ‘737 Patent expires on September 5, 2006.

WHEREAS, Cephalon is the exclusive licensee under the ‘737 Patent, and has the right to sue for infringement of the ‘737 Patent by a third party.

WHEREAS, Cephalon is the approval holder of NDA 20-747 and sells drug products in the United States under the trademark ACTIQ®, an oral transmucosal fentanyl citrate product which is a solid drug matrix on a handle, is covered by claims of the ‘737 Patent, and was

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

approved by the FDA for the management of breakthrough cancer pain. The FDA’s official publication of approved drugs (the “Orange Book”) includes ACTIQ® listed together with the ‘737 Patent.

WHEREAS, Barr notified Cephalon and UURF that Barr had submitted ANDA No. 77-312 to the FDA under Section 505(j) of the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 355(j)) with a Paragraph IV certification, seeking approval to engage in the commercial manufacture, use, and sale of oral transmucosal fentanyl citrate products in the form of a solid drug matrix on a handle and in various dosages equivalent to 0.2, 0.4, 0.6, 0.8, 1.2 and 1.6 mg of the fentanyl base, before the expiration date of the ‘737 Patent.

WHEREAS, Cephalon and UURF timely filed suit against Barr in an action captioned Cephalon, Inc., et al. v. Barr Laboratories, Inc., Civil Action No. 05-29 (JJF), in the United States District Court for the District of Delaware, seeking, among other things, a declaration that Barr’s making, using, offering to sell, selling, or importing oral transmucosal fentanyl citrate products as described in Barr’s ANDA No. 77-312 would infringe the ‘737 Patent, an order providing that the effective date of any approval of Barr’s ANDA No. 77-312 shall be a date which is not earlier than the date of the expiration of the ‘737 Patent; and an order permanently enjoining Barr and its affiliates and subsidiaries from making, using, offering to sell, selling, or importing oral transmucosal fentanyl citrate products as described in Barr’s ANDA No. 77-312 until after the date of the expiration of the ‘737 Patent.

WHEREAS, Barr answered the complaint by denying infringement, by asserting affirmative defenses of noninfringement and invalidity, and by filing counterclaims for declaratory judgment of noninfringement and invalidity.

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

WHEREAS, Cephalon and Barr have taken fact discovery and are currently taking expert discovery, but no partial or final judgment has entered as to any issue in dispute.

WHEREAS, Cephalon has sought pediatric exclusivity for ACTIQ® through March 5, 2007.

WHEREAS, to avoid the time and expense of further litigation, and in compromise of the disputed claims set forth above, the parties now desire to resolve their disputes by settlement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and conditions herein set forth, the receipt and sufficiency of which consideration is hereby acknowledged, the parties agree as follows:

1.                                      DEFINITIONS

1.1                                 “Action” shall mean Cephalon, Inc., et al. v. Barr Laboratories, Inc., Civil Action No. 05-29 (JJF), pending in the United States District Court for the District of Delaware.

1.2                                 “ACTIQ” and “ACTIQ SF” shall have the same meaning as those terms are defined in the Existing License and Supply Agreement.

1.3                                 “ACTIQ NDA” and “ACTIQ SF NDA” shall have the same meaning as those terms are defined in the Existing License and Supply Agreement.

1.4                                 “Affiliate” shall mean any corporation, partnership, joint venture or firm which controls, is controlled by or under common control with a specified person or entity. For purposes of this definition, “control” shall be presumed to exist if one of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(50%) of the stock or shares having the right to vote for the election of directors and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policy decisions of such non-corporate entities.

1.5                                 “Barr” shall mean BARR LABORATORIES, INC., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 400 Chestnut Ridge Road, Woodcliff Lake, New Jersey, and its directors, officers, employees, agents and representatives, predecessors, successors, and assigns (including without limitation any assignee of Barr’s ANDA No. 77-312) ; its subsidiaries, divisions, groups, and the respective directors, officers, employees, agents and representatives, successors, and assigns of each.

1.6                                 “Barr Generic Product” shall mean both “Barr Generic Product” and “Barr Generic SF Product” as those terms are defined in the Existing License and Supply Agreement.

1.7                                 “Cephalon” shall mean CEPHALON, INC., a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 41 Moores Road, Frazer, Pennsylvania, and its directors, officers, employees, agents and representatives, predecessors, successors, and assigns; its subsidiaries, divisions, groups, and the respective directors, officers, employees, agents and representatives, successors, and assigns of each.

1.8                                 “Effective Date” shall mean the date first written above.

1.9                                 “Existing License and Supply Agreement” shall mean the License and Supply Agreement entered into on July 7, 2004 by and between Cephalon and Barr.

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.10                           “Existing License Effective Date” shall mean the date on which the license granted under Section 2.1(a) (i), (ii) and (iv) of the Existing License and Supply Agreement becomes effective under Section 2.1(b) of the Existing License and Supply Agreement.

1.11                           “FDA” shall mean the Food and Drug Administration.

1.12                           “FTC” shall mean the Federal Trade Commission.

1.13                           “FTC Consent” shall mean the FTC’s Decision and Order issued September 20, 2004, In the Matter of Cephalon, Inc. and Cima Labs Inc., FTC Docket No. C-4121.

1.14                           “OTFC” shall mean oral transmucosal fentanyl citrate.

1.15                           “Patent In Suit” shall mean the ‘737 Patent.

1.16                           “Subject OTFC Product” shall mean [**].

1.17                           “Supplemental License and Supply Agreement” shall mean the Actiq Supplemental License and Supply Agreement attached hereto as Exhibit A.

1.18                           “UURF” shall mean UNIVERSITY OF UTAH RESEARCH FOUNDATION, a nonprofit corporation organized and existing under the laws of the State of Utah, having its principal place of business at 615 Arapeen Dr., Suite 310, Salt Lake City, Utah, and its directors, officers, employees, agents and representatives, predecessors, successors, and assigns; its subsidiaries, divisions, groups, and the respective directors, officers, employees, agents and representatives, successors, and assigns of each.

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

2.                                      EFFECTIVENESS

2.1                                 This Agreement shall become effective on the Effective Date.

3.                                      INFRINGEMENT

3.1                                 Barr agrees that the Patent in Suit is valid and enforceable. Barr agrees that the Patent in Suit would be infringed by making, using, offering to sell or selling Barr Generic Product within the United States, or by importing or causing to be imported any Barr Generic Product into the United States, without a license to do so. Barr agrees that the Patent in Suit would be infringed by actively inducing any other entity to make, use, offer to sell, or sell Barr Generic Product within the United States, or to import or cause to be imported any Barr Generic Product into the United States, without a license to do so. Barr and its Affiliates shall make no representation or assertion to the contrary in any forum or context at any time.

3.2                                 Barr agrees that it will not sell Subject OTFC Product prior to the earlier of December 6, 2006 and the Existing License Effective Date.

4.                                      SUPPLEMENTAL LICENSE AND SUPPLY AGREEMENT

4.1                                 Cephalon and Barr have entered into the Supplemental License and Supply Agreement. The terms of the Supplemental License and Supply Agreement are not intended to alter the rights and obligations in the FTC Consent, but rather are intended to, and do, grant Barr additional rights beyond those set out in the FTC Consent.

5.                                      PAYMENTS

5.1                                 Any royalty payments paid to Cephalon by Barr pursuant to the terms of the

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Supplemental License and Supply Agreement shall be credited against the [**] milestone payment set forth in Exhibit B to the Existing License and Supply Agreement.

6.                                      DISMISSAL

6.1                                 Upon the Effective Date, Cephalon, UURF and Barr shall execute and file with the United States District Court for the District of Delaware a Joint Stipulation for Dismissal, in the form attached hereto as Exhibit B. Each party shall bear its own costs with respect to the settlement of the Action.

6.2                                 Cephalon, UURF and Barr waive any right to appeal any order previously entered in the Action.

7.                                      MUTUAL RELEASES

7.1                                 Barr, on behalf of itself and its subsidiaries, successors, and assigns, hereby releases, acquits, and forever discharges Cephalon and UURF from and against any and all claims, demands, liabilities, causes of action, damages, duties, or obligations arising under, concerning, or relating to the Patent In Suit, including, without limitation, any claim for declaratory judgment that the Patent In Suit is invalid, unenforceable, or would not be infringed by any Barr Generic Product, but specifically excluding a breach by Cephalon and/or UURF of their respective covenants and obligations under this Agreement.

7.2                                 Cephalon, on behalf of itself and its subsidiaries, successors, and assigns, hereby releases, acquits and forever discharges Barr from any and all claims, demands, liabilities, causes of action, damages, duties, or obligations arising under, concerning, or relating to infringement of

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

the Patent In Suit by any Barr Generic Product, but specifically excluding a breach by Barr of its covenants and obligations under this Agreement.

7.3                                 UURF, on behalf of itself and its subsidiaries, successors, and assigns, hereby releases, acquits and forever discharges Barr from any and all claims, demands, liabilities, causes of action, damages, duties, or obligations arising under, concerning, or relating to infringement of the Patent In Suit by any Barr Generic Product, but specifically excluding a breach by Barr of its covenants and obligations under this Agreement.

8.                                      CONFIDENTIALITY

8.1                                 Cephalon, UURF and Barr shall continue to be bound by and to comply with the terms of the Protective Order previously entered by the Court in the Action.

8.2                                 Except as otherwise required by law, Cephalon, UURF and Barr agree that the terms of this Agreement shall remain confidential and shall not be disclosed to third parties except subject to a nondisclosure agreement, and pursuant to business discussions relating to asset sales, mergers, or change of control transactions, or upon order of a court of competent jurisdiction or to the extent required by law or governmental regulation; provided that Cephalon, UURF and Barr may issue mutually agreeable press releases and make public statements consistent with the text of those press releases. Cephalon, UURF and Barr agree that they will not otherwise publicize the terms and conditions of this Agreement or make any statements or comments to any news media and/or trade publication, or any third person or entity (except as set forth above) regarding the terms and conditions of this Agreement. Information otherwise in the

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

public domain is not subject to the provisions of this Section.

9.                                      MISCELLANEOUS

9.1                                 The terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, heirs, and assigns.

9.2                                 No party shall assign any of its rights or obligations hereunder to any non-Affiliated third party without first obtaining the written consent of the other party hereto, which consent may not be unreasonably withheld.

9.3                                 The Agreement shall be interpreted in accordance with and governed by the law of the State of Delaware.

9.4                                 Cephalon, UURF and Barr agree that the United States District Court for the District of Delaware shall be the proper and exclusive forum for any action to enforce this Agreement. Each party consents to the personal jurisdiction of that court for such purposes.

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.5                                 Notices under this Agreement shall be sent by overnight or first class mail, return receipt or other proof of delivery requested, to the following:

If to Cephalon:

Legal Department
Cephalon, Inc.
41 Moores Road
Frazer, PA  19355
Attn:  John E. Osborn
Sr. Vice President, General Counsel & Secretary
Telephone: (610)-738-6337
Fax:           (610)-738-6590

If to UURF:

University of Utah Research Foundation

Patent and Product Development Division

391-G Chipeta Way

Salt Lake City, UT  84108

Attention:  General Counsel

Facsimile:  (801) 585-7007

If to Barr:

Barr Laboratories, Inc.
400 Chestnut Ridge Road
Woodcliff Lake, NJ 07677
Attention:  President
Facsimile:  (201) 930-3335

9.6                                 This Agreement may not be modified, amended, supplemented or repealed except by written agreement executed by duly authorized representatives of the parties.

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

9.7                                 This Agreement and its attachments represent the entire agreement between Cephalon, UURF and Barr with respect to the subject matter of this Agreement and supersedes all prior or contemporaneous agreements, proposals or understandings, whether written or oral, between Cephalon, UURF and Barr with respect to that subject matter. Except as specifically stated herein, however, all terms of the Existing License and Supply Agreement remain in effect.

9.8                                 If one or more provisions of this Agreement are ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then the validity and enforceability of all other provisions of this Agreement shall not in any way be affected or impaired.

9.9                                 No waiver of, failure of a party to object to, or failure of a party to take affirmative action with respect to any default, term, or condition of this Agreement, or any breach thereof, shall be deemed to imply or constitute a waiver of any other like default, term, or condition of this Agreement, or subsequent breach thereof.

9.10                           Cephalon, UURF and Barr have had all desired counsel, legal and otherwise, in entering into this Agreement, and do so in accordance with their own free acts and deeds. This Agreement shall therefore be deemed to have been negotiated and prepared at the joint request, direction, and instruction of each of the parties, at arms length, with the advice and participation of counsel, and will be interpreted in accordance with its terms without favor to either party.

9.11                           Each party represents that it is duly existing; that it has the full power and authority to enter into this Agreement and the Supplemental License and Supply Agreement; that

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

there are no other persons or entities whose consent to this Agreement and the Supplemental License and Supply Agreement or whose joinder herein or therein is necessary to make fully effective the provisions of this Agreement and the Supplemental License and Supply Agreement; that this Agreement and the Supplemental License and Supply Agreement do not and will not interfere with any other agreement to which it is a party and that it will not enter into any agreement the execution and/or performance of which would violate or interfere with this Agreement or the Supplemental License and Supply Agreement.

9.12                           This Agreement may be signed in counterparts, each of which shall be deemed an original hereof, but all of which together shall constitute one and the same instrument.

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, Cephalon, UURF and Barr have executed this Agreement effective as of the date first written above.

CEPHALON, INC.		BARR LABORATORIES, INC.

By:	/s/ Frank Baldino, Jr., Ph.D.	By:	/s/ Paul M. Bisaro
Printed Name:	Frank Baldino, Jr., Ph.D.	Printed Name:	Paul M. Bisaro
Title:	Chairman and CEO	Title:	President
Date:	February 1, 2006	Date:	February 1, 2006

UNIVERSITY OF UTAH
RESEARCH FOUNDATION

By:	/s/ John Morris
Printed Name:	John Morris
Title:	Secretary
Date:	February 1, 2006

**Portions of the Exhibit have been omitted and have been filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.